Exhibit 10.17
Execution Version
Loan No. 1013119

COMPLETION GUARANTY
(Secured Loan)
THIS COMPLETION GUARANTY (this “Guaranty”) is made as of December 30, 2014, by KBS SOR US PROPERTIES II LLC, a Delaware limited liability company (“Guarantor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION (together with its successors and assigns, “Lender”).
R E C I T A L S

A.
Pursuant to the terms of that certain Loan Agreement, dated as of the date hereof, by and among IC Myrtle Beach LLC, a Delaware limited liability company (“Borrower”), IC Myrtle Beach Operations LLC, a Delaware limited liability company (“Operating Lessee”), and Lender (as the same may be amended, modified, supplemented or replaced from time to time, the “Loan Agreement”), Lender has agreed to loan to Borrower the principal sum of up to Thirty-Eight Million Dollars ($38,000,000) (the “Loan”) for the purposes specified in the Loan Agreement.

B.
The Loan is evidenced by a Promissory Note Secured by Mortgage in the principal amount of the Loan (as the same may be amended, modified or replaced from time to time, the “Note”), executed by Borrower in favor of Lender, and is further evidenced by the documents described in the Loan Agreement as the “Loan Documents”. The Note is secured by, among other things, a Fee and Leasehold Construction Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing, dated as of the date hereof, executed by Borrower and Operating Lessee, together as mortgagor, in favor of Lender, as mortgagee (as the same may be amended, modified, supplemented or replaced from time to time, the “Mortgage”). All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

C.	As a condition to Lender’s agreement to enter into the Loan Agreement, Guarantor has agreed to enter into this Guaranty.

D.	Guarantor is the direct or indirect owner of Borrower and will benefit from the Loan.
THEREFORE, to induce Lender to enter into the Loan Agreement, and in consideration thereof, Guarantor unconditionally, absolutely and irrevocably guarantees and agrees as follows:

1.
GUARANTY. Guarantor hereby unconditionally, absolutely and irrevocably guarantees the performance by Borrower of all the terms and provisions of the Loan Agreement pertaining to Borrower's obligations with respect to the construction of the Renovations, to the extent necessary to effectuate the Completion (defined in the Loan Agreement) of the Renovations in accordance with the terms of the Loan Agreement. Without limiting the generality of the foregoing, Guarantor guarantees that: (a) construction of the Renovations shall commence and be Completed within the time limits set forth in the Loan Agreement (including an extensions resulting from force majeure if and to the extent provided in the Loan Agreement), as renewed, extended or modified from time to time; (b) the Renovations shall be constructed and Completed in accordance with the Plans and Specifications, Exhibit I to the Loan Agreement, and the other provisions of the Loan Documents, without material deviation therefrom unless approved by Lender in writing; (c) the Renovations shall be constructed and Completed free and clear of any mechanic's liens, materialman's liens and equitable liens; and (d) all costs of constructing the Renovations shall be paid before the same become delinquent, subject to Borrower’s right to contest lien (“Contest Rights”) set forth in Section 4.7 of the Loan Agreement.

2.
LIEN-FREE COMPLETION. Completion of the Renovations free and clear of liens shall be deemed to have occurred upon satisfaction of all the conditions set forth in the definition of “Complete” in the Loan Agreement.

Loan No. 1013119

3.
OBLIGATIONS OF GUARANTOR UPON DEFAULT BY BORROWER. If the Renovations are not Completed in the manner and within the time required by the Loan Agreement, or if, prior to the expiration of the time limits for said Completion set forth in the Loan Agreement, construction of the Renovations should cease or be halted prior to Completion and such cessation or halt constitutes a Default (as defined in the Loan Agreement), Guarantor shall, promptly upon demand of Lender: (a) diligently proceed to complete construction of the Renovations at Guarantor's sole cost and expense; (b) fully pay and discharge all claims for labor performed and material and services furnished in connection with the construction of the Renovations; and (c) release and discharge all stop notices, mechanic's liens, materialman's liens and equitable liens that may arise in connection with the construction of the Renovations. Without in any way limiting the above obligations of Guarantor, Lender shall make the undisbursed Loan funds available to Guarantor (pursuant to the terms and conditions of the Loan Agreement) for the purposes of completing the Renovations and fulfilling Guarantor's other obligations under this Guaranty; provided, however, that the obligation of Lender to make such undisbursed Loan funds available to Guarantor is expressly conditioned upon: (x) there being no continuing default by Guarantor under this Guaranty; and (y) Borrower (and/or Guarantor) having provided to Lender all Borrower's Funds required by the terms and conditions of the Loan Agreement.

4.	REMEDIES. If Guarantor fails to promptly perform its obligations under this Guaranty, Lender shall have the following remedies:

(a)
At Lender's option, and without any obligation to do so, to proceed to perform on behalf of Guarantor any or all of Guarantor's obligations hereunder and Guarantor shall, upon demand and whether or not construction is actually completed by Lender, pay to Lender all sums expended by Lender in performing Guarantor's obligations hereunder together with interest thereon at the highest rate specified in the Note; and

(b)
From time to time, and without first requiring performance by Borrower or any other guarantor or without exhausting any or all security (if any) for the Loan or any Swap Agreement between Borrower and Lender, bring any action at law or in equity or both to compel Guarantor to perform its obligations hereunder, and to collect in any such action compensation for all loss, cost, damage, injury and expense sustained or incurred by Lender as a direct or indirect consequence of the failure of Guarantor to perform its obligations hereunder, together with interest thereon at the rate of interest applicable to the principal balance of the Note.

5.
NO WAIVER, RELEASE OR IMPAIRMENT. Nothing contained in this Guaranty shall be deemed to waive, release, affect or impair the indebtedness evidenced by the Loan Documents or the obligations of Borrower under the Loan Documents, or the liens and security interests created by the Loan Documents, or Lender’s rights to enforce its rights and remedies under the Loan Documents and under this Guaranty or the indemnity provided herein, in the Loan Documents or in connection with the Loan, or otherwise provided in equity or under applicable law, including, without limitation, the right to pursue any remedy for injunctive or other equitable relief, or any suit or action in connection with the preservation, enforcement or foreclosure of the liens, mortgages, assignments and security interests which are now or at any time hereafter security for the payment and performance of all obligations under the Loan Agreement or in the other Loan Documents. The provisions of Sections 1 and 2 of this Guaranty shall prevail and control over any contrary provisions elsewhere in this Guaranty or the other Loan Documents.

6.
RIGHTS OF LENDER. Guarantor authorizes Lender, without giving notice to Guarantor or obtaining Guarantor’s consent and without affecting the liability of Guarantor, from time to time to: (a) approve modifications to the Plans and Specifications so long as such modifications do not materially increase the cost of constructing the Renovations nor materially increase the time necessary to Complete the Renovations; (b) change the terms or conditions of disbursement of the Loan so long as such changes do not materially interfere with Borrower's ability to construct the Renovations as and when required under the Loan Agreement; (c) renew, modify or extend

Loan No. 1013119

all or any portion of Borrower’s obligations under the Note or any of the other Loan Documents; (d) declare all sums owing to Lender under the Note and the other Loan Documents due and payable upon the occurrence of a Default (as defined in the Loan Agreement) under the Loan Documents; (e) make non‑material changes in the dates specified for payments of any sums payable in periodic installments under the Note or any of the other Loan Documents; (f) otherwise modify the terms of any of the Loan Documents, except for (i) increases in the principal amount of the Note or changes in the manner by which interest rates, fees or charges are calculated under the Note and the other Loan Documents (Guarantor acknowledges that if the Note or other Loan Documents so provide, said interest rates, fees and charges may vary from time to time) or (ii) advancement of the Maturity Date of the Note where no Default has occurred under the Loan Documents; (g) take and hold security for the performance of Borrower’s obligations under the Note or the other Loan Documents and exchange, enforce, waive and release any such security; (h) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; (i) release, substitute or add any one or more endorsers of the Note or guarantors of Borrower’s obligations under the Note or the other Loan Documents; (j) apply payments received by Lender from Borrower to any obligations of Borrower to Lender, in such order as Lender shall determine in its sole discretion, whether or not any such obligations are covered by this Guaranty; (k) assign this Guaranty in whole or in part; and (l) assign, transfer or negotiate all or any part of the indebtedness evidenced by the Note and the other Loan Documents.

7.
GUARANTOR’S WAIVERS. Guarantor waives: (a) any defense based upon any legal disability or other defense of Borrower, any other guarantor or other person, or by reason of the cessation or limitation of the liability of Borrower from any cause other than full payment of all sums payable under the Note or any of the other Loan Documents; (b) any defense based upon any lack of authority of the officers, directors, partners, managers, members or agents acting or purporting to act on behalf of Borrower, Guarantor or any principal of Borrower or Guarantor or any defect in the formation of Borrower, Guarantor or any principal of Borrower or Guarantor; (c) any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor; (d) any right and defense arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise; (e) any defense based upon Lender’s failure to disclose to Guarantor any information concerning Borrower’s financial condition or any other circumstances bearing on Borrower’s ability to pay all sums payable under the Note or any of the other Loan Documents; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (g) any defense based upon Lender’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (h) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (i) any right of subrogation, any right to enforce any remedy which Lender may have against Borrower and any right to participate in, or benefit from, any security for the Note or the other Loan Documents, now or hereafter held by Lender; (j) presentment, demand, protest and notice of any kind; (k) the benefit of any statute of limitations affecting the liability of Guarantor hereunder or the enforcement hereof; and (l) any rights under California Code of Civil Procedure Sections 580a and 726(b) which provide, among other things, that (i) a creditor must file a complaint for deficiency within three (3) months of a nonjudicial foreclosure sale or judicial foreclosure sale, as applicable, (ii) a fair market value hearing must be held, and (iii) the amount of the deficiency judgment shall be limited to the amount by which the unpaid debt exceeds the fair market value of the security, but not more than the amount by which the unpaid debt exceeds the sale price of the security. Guarantor further waives any and all rights and defenses that Guarantor may have because Borrower’s debt is secured by real property; this means, among other things, that: (1) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by

Loan No. 1013119

Borrower; (2) if Lender forecloses on any real property collateral pledged by Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s debt is secured by real property. Those rights and defenses being waived by Guarantor include, but are not limited to, any rights or defenses based upon Sections 580a, 580b, 580d or 726 of the California Code of Civil Procedure. Without limiting the generality of the foregoing or any other provision hereof, Guarantor further expressly waives to the extent permitted by law any and all rights and defenses, including, without limitation, any rights of subrogation, reimbursement, indemnification and contribution, which might otherwise be available to Guarantor under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433, or under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, or any of such sections. Finally, Guarantor agrees that the performance of any act or any payment which tolls any statute of limitations applicable to the Note or any of the other Loan Documents shall similarly operate to toll the statute of limitations applicable to Guarantor’s liability hereunder.

8.
GUARANTOR’S WARRANTIES. Guarantor warrants, represents, covenants and acknowledges that: (a) Lender would not make the Loan but for this Guaranty; (b) there are no conditions precedent to the effectiveness of this Guaranty; (c) Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower’s financial condition, the Property and Borrower’s activities relating thereto and the status of Borrower’s performance of obligations under the Loan Documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor’s risks hereunder and Lender has made no representation to Guarantor as to any such matters; (d) the most recent financial statements of Guarantor previously delivered to Lender are true and correct in all respects, have been prepared in accordance with generally accepted accounting principles consistently applied (or other principles acceptable to Lender) and fairly present the financial condition of Guarantor as of the respective dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the respective dates thereof; and (e) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or substantially all of Guarantor’s assets, or any interest therein, other than in the ordinary course of Guarantor’s business.

9.
SUBORDINATION. Guarantor subordinates all present and future indebtedness owing by Borrower to Guarantor to the obligations at any time owing by Borrower to Lender under the Note and the other Loan Documents. Guarantor assigns all such indebtedness to Lender as security for this Guaranty, the Note, and the other Loan Documents. Guarantor agrees to make no claim for such indebtedness until all obligations of Borrower under the Note and the other Loan Documents have been fully discharged. Guarantor agrees that it will not take any action or initiate any proceedings, judicial or otherwise, to enforce Guarantor’s rights or remedies with respect to any such indebtedness, including, without limitation, any action to enforce remedies with respect to any defaults under such indebtedness or to any collateral securing such indebtedness or to obtain any judgment or prejudgment remedy against Borrower or any such collateral. Guarantor also agrees that it will not commence or join with any other creditor or creditors of Borrower in commencing any bankruptcy, reorganization or insolvency proceedings against Borrower. Guarantor further agrees not to assign all or any part of such indebtedness unless Lender is given prior notice and such assignment is expressly made subject to the terms of this Guaranty. If Lender so requests, (a) all instruments evidencing such indebtedness shall be duly endorsed and delivered to Lender, (b) all security for such indebtedness shall be duly assigned and delivered to Lender, (c) such indebtedness shall be enforced, collected and held by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Loan, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty, and (d) Guarantor shall execute, file and record such documents and instruments and take such

Loan No. 1013119

other action as Lender deems necessary or appropriate to perfect, preserve and enforce Lender’s rights in and to such indebtedness and any security therefor. If Guarantor fails to take any such action, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor. The foregoing power of attorney is coupled with an interest and cannot be revoked.

10.
BANKRUPTCY OF BORROWER. In any bankruptcy or other proceeding in which the filing of claims is required by law, Guarantor shall file all claims which Guarantor may have against Borrower relating to any indebtedness of Borrower to Guarantor and shall assign to Lender all rights of Guarantor thereunder. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender’s discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender’s nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor’s rights to any such payments or distributions; provided, however, Guarantor’s obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty. If all or any portion of the obligations guaranteed hereunder are paid or performed, the obligations of Guarantor hereunder shall continue and shall remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or other similar laws, irrespective of (a) any notice of revocation given by Guarantor prior to such avoidance or recovery, or (b) full payment and performance of all of the indebtedness and obligations evidenced and secured by the Loan Documents.

11.
LOAN SALES AND PARTICIPATIONS; DISCLOSURE OF INFORMATION. Subject to the limitations set forth in the Loan Agreement, Guarantor agrees that Lender may elect, at any time, to sell, assign, or grant participations in all or any portion of their rights and obligations under the Loan Documents and this Guaranty, and that any such sale, assignment or participation may be to one or more financial institutions, private investors, and/or other entities, at Lender’s sole discretion. Guarantor further agrees that Lender may disseminate to any such actual or potential purchaser(s), assignee(s) or participant(s) all documents and information (including, without limitation, all financial information) which has been or is hereafter provided to or known to Lender with respect to: (a) the Property and its operation; (b) any party connected with the Loan (including, without limitation, Guarantor, Borrower, any partner of Borrower, any constituent partner of Borrower, any other guarantor and any non-borrower trustor); and/or (c) any lending relationship other than the Loan which Lender may have with any party connected with the Loan; provided, however, any recipients of any Non-Public Information shall have signed a commercially reasonable confidentiality agreement with respect to such Non-Public Information prior to receiving the same. In the event of any such sale, assignment or participation, Lender and the parties to such transaction shall share in the rights and obligations of Lender as set forth in the Loan Documents only as and to the extent they agree among themselves. In connection with any such sale, assignment or participation, Guarantor further agrees that the Guaranty shall be sufficient evidence of the obligations of Guarantor to each purchaser, assignee, or participant, and upon written request by Lender, Guarantor shall, within fifteen (15) days after request by Lender, (x) deliver to Lender and any other party designated by Lender an estoppel certificate, in form and substance acceptable to Lender, verifying for the benefit of Lender and any such other party the status, terms and provisions of this Guaranty, and (y) enter into such amendments or modifications to this Guaranty and the Loan Documents as Lender may reasonably request in order to evidence and facilitate any such sale, assignment, or participation without impairing Guarantor’s rights or increasing Guarantor’s obligations hereunder.

Loan No. 1013119

Anything in this Agreement to the contrary notwithstanding, and without the need to comply with any of the formal or procedural requirements of this Agreement, including this Section, Lender may at any time and from time to time pledge and assign all or any portion of its rights under all or any of the Loan Documents to a Federal Reserve Bank; provided that no such pledge or assignment shall release such lender from its obligations thereunder.

12.
ADDITIONAL, INDEPENDENT AND UNSECURED OBLIGATIONS. This Guaranty is a continuing guaranty of payment and not of collection and cannot be revoked by Guarantor and shall continue to be effective with respect to any indebtedness referenced in Sections 1 and 2 hereof arising or created after any attempted revocation hereof or after the death of Guarantor (if Guarantor is a natural person, in which event this Guaranty shall be binding upon Guarantor’s estate and Guarantor’s legal representatives and heirs). The obligations of Guarantor hereunder shall be in addition to and shall not limit or in any way affect the obligations of Guarantor under any other existing or future guaranties unless said other guaranties are expressly modified or revoked in writing. This Guaranty is independent of the obligations of Borrower under the Note, the Mortgage and the other Loan Documents. Guarantor hereby authorizes and empowers Lender to exercise, in its sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Lender may bring a separate action to enforce the provisions hereof against Guarantor without taking action against Borrower or any other party or joining Borrower or any other party as a party to such action. Except as otherwise provided in this Guaranty, this Guaranty is not secured and shall not be deemed to be secured by any security instrument unless such security instrument expressly recites that it secures this Guaranty.

13.
ATTORNEYS’ FEES; ENFORCEMENT. If any attorney is engaged by Lender to enforce or defend any provision of this Guaranty, or any of the other Loan Documents, or as a consequence of any Default under the Loan Documents, with or without the filing of any legal action or proceeding, Guarantor shall pay to Lender, immediately upon demand all attorneys’ fees and costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance of the Note as specified therein.

14.
RULES OF CONSTRUCTION. The term “Borrower” as used herein shall include both the named Borrower and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Note and the other Loan Documents. The term “person” as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Guaranty is executed by more than one person, the term “Guarantor” shall include all such persons. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and vice versa. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

15.
CREDIT REPORTS. Each legal entity and individual obligated on this Guaranty hereby authorizes Lender to order and obtain, from a credit reporting agency of Lender’s choice, a third party credit report on such legal entity and individual.

16.
GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of California, except to the extent preempted by federal laws. Guarantor and all persons and entities in any manner obligated to Lender under this Guaranty consent to the jurisdiction of any federal or state court within the State of California having proper venue and also consent to service of process by any means authorized by California or federal law.

17.	INTENTIONALLY OMITTED.

Loan No. 1013119

18.
MISCELLANEOUS. The provisions of this Guaranty will bind and benefit the heirs, executors, administrators, legal representatives, nominees, successors and assigns of Guarantor, and Lender. The liability of all persons and entities who are in any manner obligated hereunder shall be joint and several. If any provision of this Guaranty shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Guaranty and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Guaranty. This Guaranty shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Mortgage or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof.

19.
ADDITIONAL PROVISIONS. Such additional terms, covenants and conditions as may be set forth on any exhibit executed by Guarantor and attached hereto which recites that it is an exhibit to this Guaranty are incorporated herein by this reference.

20.
ENFORCEABILITY. Guarantor hereby acknowledges that: (a) the obligations undertaken by Guarantor in this Guaranty are complex in nature, and (b) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, and (c) as part of Lender’s consideration for entering into this transaction, Lender has specifically bargained for the waiver and relinquishment by Guarantor of all such defenses, and (d) Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Lender that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of all such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

21.
WAIVER OF RIGHT TO TRIAL BY JURY. TO THE EXTENT PERMITTED BY THEN APPLICABLE LAW, EACH PARTY TO THIS GUARANTY, AND BY ITS ACCEPTANCE HEREOF, LENDER, HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY AND LENDER HEREBY AGREE AND CONSENT THAT ANY PARTY TO THIS GUARANTY AND LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN TO BORROWER.

[Signature Follows on Next Page]

Loan No. 1013119

The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE MORTGAGED PROPERTY.
Further, the undersigned acknowledges receipt of written notification before this transaction that signing of a waiver of appraisal rights would be required during this transaction.
IN WITNESS WHEREOF, Guarantor duly executed and delivered this Guaranty as of the date first written above.
“Guarantor”
KBS SOR US PROPERTIES II LLC,
a Delaware limited liability company

By:	KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP II, a Delaware limited partnership, its sole member
By:    KBS STRATEGIC OPPORTUNITY REIT II, INC.,
a Maryland corporation,
its sole general partner
By:    __/s/ David E. Snyder___________
David E. Snyder
Chief Financial Officer

Address of Guarantor:

c/o KBS Capital Advisors LLC
620 Newport Center Drive, Suite 1300
Newport Beach, CA 92660
Attn:    Todd Smith
Tel:    (949) 797-0338
Fax:    (949) 417-6520

With a copy to:

c/o KBS Capital Advisors LLC
620 Newport Center Drive, Suite 1300
Newport Beach, CA 92660
Attn:    Jeff Waldvogel
Tel:    (949) 797-0327
Fax:    (949) 417-6520
Address of Lender:

Wells Fargo Bank, National Association
[WFB - Integrated/KBS - Springmaid - Completion Guaranty]

Loan No. 1013119

Hospitality Finance Group
333 S. Grand Ave., 9th Floor
Los Angeles, CA 90071
Attn: Anna Chung
Tel:    (213) 253-7411
Fax:    (213) 253-7497

SFI-620883011v8

Signature Page – Completion Guaranty